UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

CID HoldCo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42711	99-2578850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100, Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(303)-332-4122

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	DAIC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $287.50 per share*	DAICW	The Nasdaq Stock Market LLC

*	Reflects giving effect to the reverse stock split as of 4:01 p.m. Eastern Time on May 29, 2026 as described in the 8-K filed by CID HoldCo, Inc. with the Securities and Exchange Commission on May 28, 2026.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2026, CID HoldCo, Inc. (the “Company”) and SEE ID, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“SEE ID”), and DOT Works, Inc., a Puerto Rico corporation and wholly-owned subsidiary of the Company (“DOT Works”), entered into a Note Purchase Agreement, dated as of June 23, 2026 (the “Note Purchase Agreement”), with Phillips Equities & Trust, LLC, a Delaware limited liability company (the “Lender”), and a Senior Secured Convertible Promissory Note in the original principal amount of $500,000.00 (the “Note”). In connection with the Note Purchase Agreement and Note, the Company also entered into a Registration Rights Agreement with the Lender (the “Registration Rights Agreement” and together with the Note Purchase Agreement, the Note and the Registration Rights Agreement, the “Transaction Documents”).

Note Purchase Agreement and Senior Secured Convertible Promissory Note

The Company, SEE ID and DOT Works entered into the Note Purchase Agreement with the Lender, pursuant to which the Lender agreed to purchase the Note from the Company. Proceeds under the Note were funded to the Company in full concurrently with the execution of the Note Purchase Agreement. SEE ID is a guarantor of the Company’s obligations under the Note Purchase Agreement and Note; however, DOT Works is neither a borrower nor guarantor of the obligations under the Note Purchase Agreement and Note and joined in the Note Purchase Agreement solely in respect of certain representations, warranties and covenants to the Lender under the Note Purchase Agreement and Note. The Note was consideration for exclusivity with the Company under the previously disclosed non-binding letter of intent to sell a portion of its designated operating assets used in the SEE ID and DOT Works businesses to the Lender (or an affiliate of the Lender).

Interest and Maturity. The Note bears interest at 6% per annum on the principal amount with the Note maturing twelve months after the funding date. The Company may not prepay the Note before maturity, without the prior written consent of the Lender.

Conversion. The Note will be convertible at the option of the Lender into shares of Common Stock at a variable conversion price equal to 80% of the lowest daily VWAP of the Common Stock during the 5 consecutive trading days before the conversion notice.

Beneficial Ownership Limitation. The Note is subject to a beneficial ownership limitation of 4.99%, subject to increase to 9.99% upon 61 days’ prior written notice by the Lender to the Company.

Security Interest. The Note is a senior secured obligation of the Company, with priority over all existing and future indebtedness of the Company. The obligations under the Note are secured by all of the assets, personal property of every kind, intellectual property, claims, products and proceeds of the Company. The Note is currently structured as a second priority lien, subordinated to the Company’s obligations to J.J. Astor & Co. (“J.J. Astor”) pursuant to a loan agreement dated December 4, 2025, until those obligations are discharged in full. So long as any obligation under the Note remains outstanding, the Company may not incur or guarantee any indebtedness that is senior to or pari passu with its obligations under the Note, other than the J.J. Astor obligations. In connection with the Note Purchase Agreement, the Company also entered into a security agreement granting the Lender a second priority lien, subordinated to the Company’s obligations to J.J. Astor, in all assets of the Company, and an intellectual property security agreement granting the Lender a second priority lien, subordinated to the Company’s obligations to J.J. Astor, in all its intellectual property assets.

Additionally, J.J. Astor informed the Company that the Lender (or an affiliate of the Lender) had purchased the remaining obligations of the Company from J.J. Astor, who assigned the Company’s obligations to the Lender and, as of the date hereof, is the sole holder of such obligations of the Company.

Use of Proceeds. The Company may only use the proceeds of the Note for working capital, transaction expenses, directors’ and officers’ insurance or tail premiums or other purposes approved by the Lender.

Restrictions on Senior and Pari Passu Debt. For so long as the Note remains outstanding, the Company may not enter into any new senior or pari passu debt or incur any liens, except in respect of the J.J. Astor obligations (as assigned to the Lender) and other permitted liens.

Events of Default. Events of Default under the Note include, among others: (i) failure to pay principal or interest when due after applicable notice and five (5) business day cure period; (ii) failure to deliver conversion shares when required and not prohibited by the ownership limit or the rules of Nasdaq; (iii) breach of any covenant or representation and warranty in the Note Purchase Agreement or any other Transaction Document after notice and, if curable, expiration of a 30-day cure period; (iv) bankruptcy, insolvency, or liquidation; (v) delisting of the Common Stock from Nasdaq; (vi) failure to timely comply with Exchange Act reporting requirements; (vii) unauthorized transfers or liens on the assets of the Company or its subsidiaries or incurrence of restricted indebtedness by the Company or its subsidiaries; (viii) breach of the Company’s exclusivity obligations to the Lender, and (ix) cross-default with all other agreements between the Company and the Lender. Upon and during an Event of Default, the outstanding principal, accrued interest, and all other amounts owed will bear interest at a default rate of 12% per annum. In addition, the Lender may accelerate all outstanding principal, accrued interest, and all other amounts owed to become immediately due and payable

Stockholder Approval; Exchange Cap. Unless any required stockholder approvals have been obtained, the Company may not issue, and the Lender does not have the right to receive, shares of common stock, par value $0.0001, of the Company (the “Common Stock”) upon conversion of the Note above 19.99% of the Common Stock or voting power outstanding immediately before issuance of the Note net of any shares of Common Stock required to be aggregated under the applicable rules of The Nasdaq Stock Market LLC, subject to adjustment for stock splits and similar adjustments. Failure to receive any required stockholder approvals shall not constitute an Event of Default nor result in any adjustment to the interest rate or principal amount of the Note, will not result in a reduction of the conversion price and shall not create any penalty, liquidated damages, redemption premium, make-whole or other economic consequences to the Company.

Registration Rights Agreement

In connection with the Note Purchase Agreement and Note, the Company entered into the Registration Rights Agreement with the Lender, pursuant to which the Company has agreed to file a registration statement on Form S-1 (the “Registration Statement”) with the SEC within 45 calendar days after the funding date of the Note, covering the resale by the Lender of the shares of Common Stock issuable upon conversion of the Note.

The foregoing description of the Note Purchase Agreement, Note and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, Note and Registration Rights Agreement, which will be filed by the Company on its next Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Item 1.02 Termination of a Material Definitive Agreement.

On June 26, 2026, the Company and White Lion Capital, LLC (“White Lion”) entered into an Acknowledgment of Full Conversion, Termination of Notes, Release of Liens, and Authorization to File Termination Statements (the “Acknowledgment”), pursuant to which the parties confirmed the termination of the Senior Secured Convertible Promissory Notes (the “White Lion Notes”) issued by the Company to White Lion under that certain Note Purchase Agreement, dated as of April 17, 2026, by and between the Company and White Lion (the “White Lion Note Purchase Agreement”).

Pursuant to the Acknowledgment, White Lion confirmed that the White Lion Notes have been fully converted into shares of common stock of the Company or otherwise fully satisfied, and that no principal, accrued interest, fees, penalties, liquidated damages, or other amounts remain due or payable by the Company to White Lion under or with respect to the White Lion Notes. The White Lion Notes are deemed fully paid, cancelled, terminated, and satisfied in full.

In connection with the termination of the White Lion Notes, White Lion irrevocably released all liens, pledges, security interests, collateral assignments, encumbrances, and similar rights in or against any assets or property of the Company arising under the White Lion Notes, the White Lion Note Purchase Agreement, or any related financing statement. White Lion also confirmed the termination of all covenants, restrictions, consent rights, veto rights, participation rights, lender protections, and noteholder rights arising solely by reason of the White Lion Notes being outstanding, including any rights to require repayment, redemption, prepayment, acceleration, or default conversion of the White Lion Notes, and any variable-rate transaction consent rights, transfer-agent instruction rights, or financing restrictions related thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, on June 26, 2026, the Company issued the Note to the Lender with an original principal amount of $500,000.00.

The Note issued in connection with the Note Purchase Agreement was not registered under the Securities Act and was issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended or Regulation D promulgated thereunder as a transaction by an issuer not involving any public offering.

Item 7.01 Regulation FD

On July 2, 2026, the Company issued a press release relating to the Company’s entry into the Note Purchase Agreement and Note, the Acknowledgment confirming the termination of the White Lion Notes and notification as to the Company’s compliance with Nasdaq’s minimum bid price requirements. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this current report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is being furnished, but shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

As previously disclosed, on February 5, 2026, the Company, received deficiency notices from the Nasdaq Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that it was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”), because the closing bid price of the Company’s common stock (the “Common Stock”) was below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was given a period of 180 calendar days from the date of the Notice, or until August 4, 2026, to regain compliance with the Bid Price Requirement.

On June 23, 2026, the Company received formal written notice from Nasdaq indicating that the Company had regained compliance with the Bid Price Requirement for continued listing on the Nasdaq Capital Market, because the closing bid price of the Common Stock had been $1.00 per share or greater for the last 12 consecutive business days from June 8, 2026 to June 22, 2026. Accordingly, Nasdaq has determined that the matter is now closed.

The Company continues to evaluate available options to resolve the deficiencies and regain compliance with the previously disclosed deficiencies in Nasdaq’s continued listing requirements to maintain a minimum market value of listed securities (or “MVLS”) of $50,000,000 and maintain a minimum market value of publicly held shares (or “MVPHS”) of $15.0 million within the applicable compliance dates.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including statements regarding the proposed sale of a portion of the Company’s operating business, the anticipated use of proceeds, the Company’s evaluation of options to come into compliance with Nasdaq’s MVLS and MVPHS requirements, and the negotiation of definitive documents. All forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are subject to risks and uncertainties, including, without limitation, the risk that definitive agreements for the proposed sale of a portion of the Company’s operating business may not be executed, that required stockholder, lender, Nasdaq, or regulatory approvals may not be obtained, and that the proposed transaction may not be completed on the terms described or at all, which could cause actual results to differ materially from those expressed in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to the Company or that the Company deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q (and other periodic reports filed with the SEC) of the Company made with the SEC and available on EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

No Assurances

The letter of intent relating to a sale of a portion of the designated operating assets used in the SEE ID and DOT Works businesses is non-binding, other than certain provisions relating to exclusivity, and expenses, and does not constitute a binding commitment to complete the proposed transaction. Completion of the proposed transaction is subject in all respects to the negotiation and execution of definitive agreements, satisfactory completion of due diligence, board approval, receipt of any required stockholder, lender, Nasdaq, and regulatory consents or approvals, market conditions, and the satisfaction of customary closing conditions, including maintenance of the Company’s listing on The Nasdaq Stock Market LLC. There can be no assurance that definitive agreements will be executed, that the proposed transaction will be completed on the terms described in the letter of intent or at all, or as to the timing of any such transaction. The Company does not intend to disclose further developments unless and until it determines that additional disclosure is appropriate or required.

No Offer

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CID HoldCo, Inc.

Date: July 2, 2026	By:	/s/ Edmund Nabrotzky
Edmund Nabrotzky
President and Chief Executive Officer